Exhibit 10.27

SEVENTH MODIFICATION OF AMENDED AND RESTATED

REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS

AGREEMENT AND SECURITY AGREEMENT

THIS SEVENTH MODIFICATION OF AMENDED AND RESTATED REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOANS AGREEMENT AND SECURITY AGREEMENT (“Seventh Modification”) is entered into effective as of the          day of July, 2003, by and between On-Site Sourcing, Inc., a Delaware corporation (the “Borrower”), with its principal office at 832 North Henry Street, Alexandria, Virginia 22314, and Wachovia Bank, National Association, formerly known as First Union National Bank (the “Lender”), a national banking association with an address of 1970 Chain Bridge Road, McLean, Virginia 22102.

RECITALS:

R-1. Lender made a loan in the form of a revolving line of credit (“Line of Credit”) to Borrower, currently in the maximum principal sum of Seven Million and 00/100 Dollars ($7,000,000.00), evidenced by an Amended and Restated Revolving Note, dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Note dated as of May 23, 2002, and as further modified by that certain Second Modification of Amended and Restated Revolving Note dated as of March 24, 2003 (as so modified, the “Revolving Note”). The Line of Credit is governed and secured by that certain Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement executed by Borrower and Lender dated as of May 30, 2001, as modified by that certain First Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of July 2, 2001, that certain Second Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of May 23, 2002, that certain Third Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of September 25, 2002, that certain Fourth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of February 3, 2003, that certain Fifth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of March 24, 2003, and that certain Sixth Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement dated as of May 6, 2003 (as so modified, the “Loan Agreement”).

R-2. The Loan Agreement also governs and secures (1) that certain term loan to Borrower and North Henry Street Realty Company, LLC, a Delaware limited liability company (“North Henry”), in the original principal amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00), as evidenced by that certain Commercial Note executed by Borrower and North Henry dated as of November 15, 2000; (2) that certain term loan to Borrower in the original principal amount of One Million Seven Hundred Eighty Thousand Three Hundred and 00/100 Dollars ($1,780,300.00), as evidenced by that certain Term Note dated July 2, 2001 (the “$1,780,300.00 Note”); and (3) that certain term loan to Borrower in the original principal amount of One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00), as evidenced by that certain Term Note dated September 25, 2002 (the “$1,250,000.00 Note”).

R-3. Contemporaneous herewith, Borrower and Lender have executed that certain Third Modification of Amended and Restated Revolving Note of even date herewith (the “Revolving Note Modification”) to reduce the Principal Sum (as defined in the Revolving Note) from Seven Million and 00/100 Dollars ($7,000,000.00) to Five Million and 00/100 Dollars ($5,000,000.00), to increase the interest rate, and for certain other purposes.

R-4. Contemporaneous herewith, Borrower and Lender have executed a Consolidated, Amended and Restated Term Note of even date herewith (the “Consolidated Note”), thereby consolidating, amending and restating the terms and provisions of the $1,780,300.00 Note and $1,250,000.00 Note as set forth in the Consolidated Note.

R-5. Borrower and Lender have agreed to amend the Loan Agreement to modify certain financial covenants, to modify the maximum principal amount which may be advanced under the Line of Credit, to provide for the Loan Agreement to govern and secure the Revolving Note as modified by the Revolving Note Modification and to provide for the Loan Agreement to govern and secure the Consolidated Note, and for certain other purposes as more fully set forth herein.

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.                                       Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meanings as set forth for such terms in the Loan Agreement.

2.                                       Warranties and Representations. To induce the Lender to enter into this Seventh Modification, the Borrower warrants and represents to the Lender that:

a.                                       The Borrower’s books and records properly reflect the Borrower’s financial condition, and no material adverse change in the Borrower’s financial condition has occurred since the last date that the Borrower provided financial reports to the Lender; and

b.                                      No litigation is pending or threatened against the Borrower of which the Borrower has not informed the Lender in writing; and

c.                                       The Borrower is in compliance with all provisions of the Loan Agreement and with all applicable laws and regulations; and

d.                                      Borrower has the power and authority to enter into this Seventh Modification, to perform its obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrower’s organizational documents; and

e.                                       This Seventh Modification, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrower in accordance with their respective terms; and

f.                                         The Borrower’s obligations under the Loan Documents (as defined in the Loan Agreement, as modified hereby), including without limitation, Borrower’s obligations under the Revolving Note as modified by the Revolving Note Modification and Borrower’s obligations under the Consolidated Note, are valid and enforceable obligations, and the execution and delivery of this Seventh Modification and any other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

3.                                       Definition of Funds Flow Coverage Ratio.  The definition of “Funds Flow Coverage Ratio” set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and restated as follows:

““Funds Flow Coverage Ratio” means (a) the Borrower’s net profit, plus depreciation, plus amortization, plus cash proceeds from the sale of treasury stock, minus dividends, withdrawals and non-cash income, minus capital expenditures; divided by (b) the sum of the current maturities of long term debt plus capital lease obligations.”

4.                                       Definition of Interest Coverage Ratio.  The definition of “Interest Coverage Ratio” set forth in Section 1.1. of the Loan Agreement is hereby deleted in its entirety.

5.                                       Definition of Loan Documents.  The definition of “Loan Documents” set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and restated as follows:

““Loan Documents” means this Agreement, the Revolving Note, the Term Note #1, the Term Note #2, the Deed of Trust and/or any other document executed by the Borrower or any other Person evidencing, securing, guaranteeing or relating to the Revolving Loan or Term Loans, as such documents or instruments may be amended, modified or extended from time to time.”

6.                                       Definition of Maximum Revolving Commitment Amount. The definition of “Maximum Revolving Commitment Amount” set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and restated as follows:

““Maximum Revolving Commitment Amount” means Five Million and 00/100 Dollars ($5,000,000.00), or such lessor amount that Borrower may request as hereinafter provided.”

7.                                       Definition of Revolving Loan.  The definition of “Revolving Loan” set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and restated as follows:

““Revolving Loan” means the Revolving Loan facility made available by Lender to Borrower pursuant to this Agreement in the maximum principal amount of Five Million and 00/100 Dollars ($5,000,000.00), evidenced by the Revolving Note.”

8.                                       Definition of Revolving Note.  The definition of “Revolving Note” set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and restated as follows:

““Revolving Note” means the Amended and Restated Revolving Note executed by Borrower, dated as of May 30, 2001, as modified and amended from time to time, in the maximum principal amount of Five Million and 00/100 Dollars ($5,000,000.00), payable to the order of the Lender, and evidencing Borrower’s obligation to repay the Revolving Loan.”

9.                                       Definition of Term Loan #2.  The definition of “Term Loan #2” set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and restated as follows:

““Term Loan #2” means the Term loan facility made available by Lender to Borrower, in the original principal amount of One Million Six Hundred Thousand and 00/100 Dollars ($1,600,000.00), evidenced by Term Note #2.”

10.                                 Definition of Term Note #2.  The definition of “Term Note #2” set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and restated as follows:

““Term Note #2” means the Consolidated, Amended and Restated Term Note executed by Borrower, in the amount of One Million Six Hundred Thousand and 00/100 Dollars ($1,600,000.00), payable to the order of the Lender, and evidencing the obligation of Borrower to repay Term Loan #2.”

11.                                 Definitions of Term Loan #3, Term Note #3, Term Loan #4 and Term Note #4.  The definitions of “Term Loan #3”, “Term Note #3”, “Term Loan #4” and “Term Note #4” set forth in Section 1.1. of the Loan Agreement are deleted in their entirety.

12.                                 Definition of Term Loans.  The definition of “Term Loans” set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and restated as follows:

““Term Loans” means Term Loan #1 and Term Loan #2, jointly and severally.”

13.                                 Definition of Term Notes.  The definition of “Term Notes” set forth in Section 1.1. of the Loan Agreement is deleted in its entirety and restated as follows:

““Term Notes” means Term Note #1 and Term Note #2, jointly and severally.”

14.                                 Tangible Net Worth Covenant.  Section 6.14 a. of the Loan Agreement entitled “Tangible Net Worth” is hereby deleted in its entirety and restated as follows:

“a.   Tangible Net Worth.  A minimum Tangible Net Worth of Eight Million Five Hundred Thousand and 00/100 Dollars ($8,500,000.00) at all times from the date of this Agreement.”

15.                                 Net Loss Covenant.  The following new section is hereby added as subsection e. to Section 6.14 of the Loan Agreement:

“e.    Net Loss Covenant.  A maximum after tax net loss for any fiscal quarter of Borrower of Two Hundred Thousand and 00/100 Dollars ($200,000.00), and a maximum after tax net loss for the Borrower’s fiscal year 2003 of Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00). For purposes of this covenant, “Net Loss” shall have the meaning ascribed to such term under GAAP.”

16.                                 Funds Flow Coverage Ratio.  The revised Funds Flow Coverage Ratio under the Loan Agreement resulting from the revisions to the definition of the term “Funds Flow Coverage Ratio” as set forth in this Seventh Modification shall be initially measured on September 30, 2003.

17.                                 Acquisitions.  Section 7.4 of the Loan Agreement entitled “Acquisitions” is hereby deleted in its entirety and restated as follows:

“7.4   Acquisitions.  Purchase, lease or otherwise acquire the assets, business, goodwill or securities of any other Person, including, without limitation, shares of stock in corporations, partnership interests in general or limited partnerships or membership interests in limited liability companies, or acquire any other business.”

18.                                 Capital Expenditures.  Section 7.13 of the Loan Agreement entitled “Capital Expenditures” is hereby deleted in its entirety and restated as follows:

“7.13   Capital Expenditures.  Make capital expenditures in excess of One Hundred Twenty Five Thousand and 00/100 Dollars ($125,000.00) in any fiscal quarter of Borrower; provided however that Borrower may make capital expenditures not to exceed a total of Two Hundred Seventy Five Thousand and 00/100 Dollars ($275,000.00) for any fiscal quarter of Borrower, provided Borrower has received, prior to making a capital expenditure in excess of $125,000.00 for any fiscal quarter (the “Additional Capital Expenditure”), payments during the fiscal quarter in which such Additional Capital Expenditure is to be incurred, from the exercise of stock options by existing shareholders of Borrower, in an aggregate amount equal to or greater than the amount of such Additional Capital Expenditure.”

19.                                 Fees and Costs.  The Borrower promises to pay, on demand, all costs incurred by the Lender for the preparation of this Seventh Modification, any additional documents and any other expenses incurred by Lender in relation to this Seventh Modification (including without limitation, a loan fee of Five Thousand and 00/100 Dollars ($5,000.00) and all attorneys fees).

20.                                 Advance of Funds for Fees, Costs and Expenses.  The Borrower authorizes the Lender to advance funds to itself or to third parties to pay the fees, costs and expenses listed in this Seventh Modification, which advances shall be deemed to be Advances to the Borrower under the Loan Agreement.

21.                                 ARBITRATION: PROVISIONS IN THE LOAN AGREEMENT REGARDING ARBITRATION ARE INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN.

22.                                 No Offsets or Defenses.  Except as modified by this Seventh Modification, the Loan Agreement remains in full force and effect and unmodified. Borrower warrants and represents that it has no offsets or defenses to its obligations under the Loan Agreement, as so modified, and the other Loan Documents.

23.                                 Release and Waiver.  In consideration of Lender’s agreement to this Seventh Modification, the Borrower hereby releases and waives any and all claims of any kind that it may have against the Lender as of the date of this Seventh Modification arising out of or relating to the Loan Agreement, as amended by this Seventh Modification.

IN WITNESS WHEREOF, the parties have executed this Seventh Modification as of the date and year first written above.

ON-SITE SOURCING, INC., a Delaware corporation

By:	(SEAL)
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	(SEAL)
Name:
Title:

STATE OF VIRGINIA

COUNTY OF                          : to wit:

I, the undersigned Notary Public in and for the State and County aforesaid, do hereby certify that                                 as                                       of On-Site Sourcing, Inc., whose name is signed to the foregoing Seventh Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this        day of                              , 2003.

a	Notary Public

My Commission expires:

STATE OF VIRGINIA

COUNTY OF                          : to wit:

I, the undersigned Notary Public in and for the State and County aforesaid, do hereby certify that as of Wachovia Bank, National Association, whose name is signed to the foregoing Seventh Modification of Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement, personally appeared before me within the aforesaid jurisdiction and acknowledged the same.

GIVEN under my hand and seal this         day of                              , 2003.

a	Notary Public

My Commission expires:

CONSENT OF NORTH HENRY STREET REALTY COMPANY, LLC TO SEVENTH

MODIFICATION TO AMENDED AND RESTATED REVOLVING LINE OF

CREDIT LOAN AGREEMENT, TERM LOANS AGREEMENT AND SECURITY

AGREEMENT AND RELATED DOCUMENTS

North Henry Street Realty Company, LLC, a Delaware limited liability company (“North Henry”), the grantor under that certain Deed of Trust, Assignment of Rents and Security Agreement dated as of November 15, 2000 (the “Deed of Trust”), benefitting Wachovia Bank, National Association (formerly known as First Union National Bank) (“Wachovia”) to secure, among other things, that certain Commercial Note executed and made payable by On-Site Sourcing, Inc., a Delaware corporation, and North Henry to Wachovia in the original principal amount of Five Million Eight Hundred Thousand and 00/100 Dollars ($5,800,000.00), does hereby acknowledge, consent and agree to the annexed Seventh Modification to Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement (the “Seventh Modification”), and all documents executed in connection with the Seventh Modification, and North Henry represents, warrants and agrees that North Henry has no offsets or defenses to the Deed of Trust, the Seventh Modification and the Amended and Restated Revolving Line of Credit Loan Agreement, Term Loans Agreement and Security Agreement as modified thereby and as previously modified, or any other document or agreement to which North Henry is bound or which was executed for the benefit of Wachovia.

NORTH HENRY STREET REALTY COMPANY,
LLC, a Delaware limited liability company,
By: ON-SITE SOURCING, INC., a Delaware
corporation, as its sole manager and sole member

By:	[SEAL]
Name:
Title:

State of Virginia	)
County of	) To Wit:

Acknowledged before me by                                                        as                           of On-Site Sourcing, Inc., a Delaware corporation, as the sole manager and member of North Henry Street Realty Company, LLC, a Delaware limited liability company this       day of                                    , 2003.

[SEAL]
Notary Public

My commission expires: